Exhibit 10.3

Four Oaks Place 1360 Post Oak Boulevard, Suite 2500 Houston, Texas 77056

Principals	Telephone:	(713) 850-9955
William B. Cline	Facsimile:	(713) 850-9966
Peter D. Gaffney	e-Mail:	gcah@gaffney-cline.com

C107800/RMB/ralo/LT1320	June 27, 2005

CONSENT OF GAFFNEY, CLINE & ASSOCIATES, INC.

As independent reserve engineers for Repsol YPF S.A., Gaffney, Cline & Associates, Inc. hereby confirms that it has granted and not withdrawn its consent to the incorporation of information derived from our reports entitled “CRUDE OIL AND NATURAL GAS RESERVE AUDIT AND CERTIFICATION EFFECTIVE DECEMBER 31, 2004- Prepared for REPSOL YPF – JANUARY 2005 (Argentina Non-Operated and New Discoveries)”, “NATURAL GAS RESERVE AUDIT CERTIFICATION – SIPORORO FIELD, VENEZUELA – EFFECTIVE DECEMBER 31, 2004” and “Gas Reserve Audit of the Yucal Placer Block, Venezuela – Effective December 31, 2004” by reference in Section 2.2.1.1 “Oil and Gas Reserves” in Repsol YPF, S.A.’s annual report on Form 20-F (the “Form 20-F”) for the year ended December 31, 2004 and in the Supplementary Information on Oil and Gas Exploration and Production Activities (unaudited information) to the Consolidated Financial Statements included therein. Gaffney, Cline & Associates, Inc. also consents to the references made in the Registration Statements Nos. 333-12254 and 333-10668 filed with the Securities and Exchange Commission into which the Form 20-F will be incorporated by reference.

Very truly yours,

GAFFNEY, CLINE & ASSOCIATES, INC.

Richard Bateman

Area Manager

UNITED KINGDOM	UNITED STATES	SINGAPORE	AUSTRALIA	ARGENTINA	BRAZIL	VENEZUELA